UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)          On March 28, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Roberts Realty Investors, Inc. (the “Company”) approved the engagement of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of April 3, 2014. This selection resulted in the dismissal by the Audit Committee of CohnReznick LLP (“CohnReznick”), which had served in that role until March 28, 2014. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by CohnReznick.

The audit reports of CohnReznick on the consolidated financial statements of the Company as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through March 28, 2014, (i) there were no disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CohnReznick with a copy of this Current Report on Form 8-K and requested that CohnReznick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from CohnReznick to the Securities and Exchange Commission dated as of April 3, 2014, is attached as Exhibit 16.1 to this Current Report.

(b)          As noted above, on March 28, 2014, the Audit Committee approved the engagement of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of April 3, 2014. During the two fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through March 28, 2014, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with Cherry Bekaert regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit

16.1	Letter from CohnReznick LLP, dated April 3, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: April 3, 2014	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer